EXHIBIT 99.3

Lowell Farms Celebrates Its Highest Ever Quarterly Harvest Yields With the Release of Preliminary Harvest Report

Cultivation operations exceed expectations following completion of electrical, mechanical, and environmental upgrades

SALINAS, Calif., July 07, 2021 (GLOBE NEWSWIRE) -- Lowell Farms Inc. (CSE:LOWL; OTCQX:LOWLF), a vertically-integrated cannabis company with advanced production capabilities supporting every step of the supply chain, including cultivation, extraction, manufacturing, brand sales, marketing, and distribution, celebrated record harvest yields in the second quarter upon the release of its preliminary June harvest report.

The preliminary report, which you can find on the Investor Relations section of our website, estimates over 9,700 pounds of dry cannabis flower was harvested during the second quarter, an increase of more than 105 percent from Q1 2021. June alone netted 3,673 pounds of dry cannabis across three cultivation greenhouses, an increase of more than 18 percent from May. The second quarter saw 40 full turns, compared to 36 in the first quarter, and the average pounds-per-turn surged more than 80 percent quarter-over-quarter. The preliminary report includes estimates for several harvests that are still in the drying and curing phases, thus finished weights for those harvests have been estimated.

The performance can be attributed to upgrades made throughout Lowell Farms’ facilities, including those to the electrical, mechanical, and environmental systems, as well as a “clone dome” for the nursery that was brought online in Q1 2021, which allowed the cultivation team to propagate clones to scale with consistent quality and potencies. Additionally, the company employed an Argus Specialist to oversee the process of implementing the control system within its operation.

The portfolio of strains coming from the newly-improved cultivation facilities have consistently tested in the mid-to-high 20s for THC potency.

“With the upgrades and key additions we’ve made to our operation, we look forward to many more quarters of equal or greater success,” says Lowell Farms Inc. Co-Founder and Chief Executive Officer Mark Ainsworth. “This successful harvest is further proof that we have put the right team in place to oversee and manage our cultivation efforts, and our achievements at this level will be evident to both our retail partners and the customers that have made Lowell Farms’ brands top sellers in California.”

Moving forward, the company projects two to three new strains to come online every quarter, as new cultivars ensure an ever-evolving and diverse selection of products for consumers. Lowell Farms Inc. will expand its presence in Q3 2021 and beyond, as the company recently commissioned a first-of-its-kind cannabis processing facility in the Salinas Valley.

The 40,000-square-foot facility is capable of processing up to 800 pounds of cannabis flower daily. The new business unit called Lowell Farm Services (“LFS”) will also house one of the country’s first end-to-end, fully-automated pre-roll manufacturing lines.

ABOUT LOWELL FARMS INC.
Lowell Farms Inc. (CSE:LOWL; OTCQX:LOWLF) (the “Company”) is a California-based vertically-integrated cannabis company with advanced production capabilities supporting every step of the supply chain, including cultivation, extraction, manufacturing, brand sales, marketing, and distribution. Founded in 2014 as Indus Holdings, Inc, Lowell Farms grows artisan craft cannabis with a deep love and respect for the plant, and prides itself on using sustainable materials – from seed to sale – to produce an extensive portfolio of award-winning original and licensed brands, including Lowell Herb Co, Cypress Cannabis, MOON, and Kaizen Extracts, for licensed retailers statewide.

Lowell Farms Inc. Media Contact
Renata Follmann
pr@lowellfarms.com

Lowell Farms Inc. Investor Relations Contact
Bill Mitoulas
416.479.9547
ir@lowellfarms.com

Lowell Farms Inc. Company Contact
Mark Ainsworth
ir@lowellfarms.com

Forward-Looking Information and Statements

This news release contains certain "forward-looking information" within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking information and forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as "plans", "expects" or "does not expect", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or may contain statements that certain actions, events or results "may", "could", "would", "might" or "will be taken", "will continue", "will occur" or "will be achieved.” The forward-looking information and forward-looking statements contained herein may include, but are not limited to, the ability of the Company to successfully achieve its business objectives, including as a result of the described acquisition, including the ability of the Company to complete the commissioning of the acquired facility and achieve the operating and financial performance from such facility as described herein, the extent of the market opportunity available to the facility for the services it is anticipated to make available to third party growers, and expectations for other economic, business, and/or competitive factors. There can be no assurance that such forward-looking information and statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such forward-looking information and statements. This forward-looking information and statements reflect the Company’s current beliefs and are based on information currently available to the Company and on assumptions the Company believes are reasonable.

Forward-looking information is subject to known and unknown risks, uncertainties and other factors that may cause the actual results, level of activity, performance or achievements of the Company to be materially different from those expressed or implied by such forward-looking information. Such risks and other factors may include, but are not limited to: general business, economic, competitive, political and social uncertainties; general capital market conditions and market prices for securities; operating and development costs; competition; changes in legislation or regulations affecting the Company; the timing and availability of external financing on acceptable terms; the available funds of the Company and the anticipated use of such funds; favorable production levels and outputs; the stability of pricing of cannabis products; the level of demand for cannabis product; the availability of third-party service providers and other inputs for the Company’s operations; lack of qualified, skilled labor or loss of key individuals; and risks and delays resulting from the COVID-19 pandemic. A description of additional assumptions used to develop such forward-looking information and a description of additional risk factors that may cause actual results to differ materially from forward-looking information can be found in the Company’s disclosure documents, such as the Company’s annual information form filed on the SEDAR website at www.sedar.com. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Readers are cautioned that the foregoing list of factors is not exhaustive. Readers are further cautioned not to place undue reliance on forward-looking information as there can be no assurance that the plans, intentions or expectations upon which they are placed will occur. Forward-looking information contained in this news release is expressly qualified by this cautionary statement.

The forward-looking information contained in this news release represents the expectations of the Company as of the date of this news release and, accordingly, is subject to change after such date. However, the Company expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as expressly required by applicable securities law.

Neither the Canadian Securities Exchange nor its Regulation Service Provider has reviewed, or accepts responsibility for the adequacy or accuracy of, the content of this news release.